INCOME TAXES (Details) (USD $)	12 Months Ended
	Sep. 30, 2014	Sep. 30, 2013
Beginning balance - Net operating loss carryforwards	$ 607,725	$ 265,000
Addition: Net operating loss	890,220	342,725
Total - Net operating loss carryforwards	1,497,945	607,725
Effective tax rate	34.00%	34.00%
Deferred tax asset	509,301	206,627
Valuation allowance	(509,301)	(206,627)
Ending balance - Deferred tax asset, Net	$ 0	$ 0